UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: November 12, 2003
                                                -----------------


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     -------
         (State or other jurisdiction of incorporation or organization)


             0-32455                                    88-0459590
             -------                                    ----------
      (Commission File Number)             (IRS Employer Identification Number)


            400 N. Sam Houston East, Suite 205, Houston, Texas 77060
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (713) 586-1900
                                 --------------
              (Registrant's telephone number, including area code)




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Item 9.         Regulation FD Disclosure.

      On November 12, 2003, the board of directors of Far East Energy Corporation (the "Company") issued a press release announcing the commencement of drilling of the Company's initial exploration wells in the Enhong-Laochang coalbed methane (CBM) blocks in the Yunnan Province of southern China.

      A complete copy of the press release is attached hereto as an exhibit.

Item 7.         Financial Statements and Exhibits

      The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of November 2003.

                              Far East Energy Corporation

                                  /s/ Michael R. McElwrath
                              By: ----------------------------------------------
                                  Michael R.  McElwrath, Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.       Page        Description of Exhibit
-----------       ----        ----------------------
99                4           November 12, 2003 Press Release

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



                                                                      EXHIBIT 99


                Far East Energy Begins Gas Exploration In China

Beijing, Nov. 12/PRNewswire-First Call/ - Far East Energy Corporation (OTC Bulletin Board: FEEC - News) has begun drilling its first gas well on the Enhong-Laochang coalbed methane (CBM) blocks in the Yunnan Province of southern China.
- (Photo: http://www.newscom.com/cgi-bin/prnh/20031112/LAW021)

The Yunnan Provincial Coal Geology Bureau (YNCGB) estimates the 264,863 acres (1,072.32 sq km) covered by the Far East Energy Production Sharing Contract
(PSC) contain 5.24 trillion cubic feet (Tcf) or 148.3 billion cubic meters (BCM) of CBM resources (original gas in place), which would be world-class. This is based on data gathered from 1,561 coal exploration drill holes and more than 30 technical reports by this bureau and other geological teams over the past 30 years.

"With the vast amount of positive technical data already reviewed, I believe the probability for favorable results from our initial exploration wells is well above average," said Michael McElwrath, Chairman of Far East Energy.

Natural gas consumption is rising rapidly in China, fueled by an unprecedented economic boom. China's old coal-fired power stations are causing severe pollution problems and the government is pushing clean-burning natural gas.

China has embarked on a major expansion of its gas infrastructure, most notably the 3800 km West-to-East Pipeline that is the largest pipeline project in the world. Additionally, China recently announced its intention that natural gas replace coal as the major source for the generation of electricity in Beijing by the time of the 2008 Olympics.

The Far East Energy Enhong-Laochang PSC covers a 30-year relationship in which Far East Energy has a 60% working interest, with the remaining 40% owned by China United Coalbed Methane Corporation, Ltd. (CUCBM), a corporation given exclusive authority by the State Council of China to enter into joint venture agreements with foreign enterprises to develop CBM in China.

In addition to the executed Enhong-Laochang PSC in east Yunnan Province, Far East Energy has initiated a PSC with CUCBM for the Zhaotong block in northeast Yunnan. In northern China's Shanxi Province, Far East Energy has also signed a farmout agreement with ConocoPhillips for two PSCs with CUCBM again being the Chinese partner. All three PSCs are in the process of final approval by the Ministry of Commerce. Based on ConocoPhillips and YNCGB's estimates, Far East Energy's current total interests potentially represent more than 9.6 trillion cubic feet (Tcf) of CBM gas resource (original gas in place) in China. Using a very conservative recovery rate of 50%, at least 4.8 trillion cubic feet (Tcf) is potentially recoverable.

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




"Natural gas utilization is on the rise in China, with the State Council pushing for a four-fold increase in gas usage by 2010," said McElwrath. "The strong potential of the Enhong and Laochang Projects, coupled with our Dragon Project being pursued in partnership with ConocoPhillips in Shanxi Province in North China, positions Far East Energy to become a major player in the exploration and production of natural gas in China. And with the West-to-East Pipeline to Shanghai running very close to the southern portion of our Dragon Project and with the Shanjing Pipeline to Beijing near the northern portion, we believe we are ideally positioned to be a significant provider for the growing gas demands of China's two largest cities."

The spudding ceremony for the first Enhong-Laochang well was attended by almost 100 people, including many Chinese dignitaries to commemorate the historic event, among them the Director General of the Yunnan Coal Geology Bureau, Mr. Luo Qiliang; the Deputy Mayor of Qujing City, Mr. Wang Xiliang; and Mr. Gui Xianzhang, the Deputy Governor of Fuyuan County.

The well is the first of five exploration wells Far East Energy expects to be drilled and completed by the spring of 2004. Assuming these wells are successful, Far East Energy will then drill eight pilot wells for test production before entering the development stage for the property. This first well is expected to drill to a total depth of 780 meters (2,600 feet).

"China is energy deficient and coalbed methane will play a significant role in China's energy development," said McElwrath. "Far East Energy looks forward to playing a pivotal role in meeting this need for energy in China."

Based in Houston, Texas, with offices in Beijing and Kunming, China, Far East Energy is focused on the exploration and development of some of the largest coalbed methane (CBM) projects in China. For more information, go to www.fareastenergy.com.

This News Release may contain forward-looking statements relating to future plans, events or other matters. Such statements involve numerous risks and uncertainties. Actual events may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this News Release. No obligation is undertaken to release revisions to these forward-looking statements to reflect events or circumstances after the date of this News Release. Further information about the risks and uncertainties faced can be found in applicable filings with the Securities and Exchange Commission.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Far East Energy Corp's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.

For further information, please contact Carl Thompson, Principal of CTA Public Relations, +1-303-665-4200, carl@ctapr.com, for Far East Energy.

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